UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2010

Commission file number 001-16111

GLOBAL PAYMENTS INC.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia	30328-3473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

To further clarify the Current Report on Form 8-K filed by Global Payments Inc. (the “Company”) on June 18, 2010, regarding the Canadian Imperial Bank of Commerce’s (“CIBC”) non-renewal of its Visa BIN sponsorship agreement with the Company, the 8-K refers only to the Company’s Visa BIN sponsorship in Canada which, as a result of the non-renewal, will expire in March 2011. Currently, Visa requires processors such as the Company to be sponsored by a financial institution to process Visa transactions in Canada. The Company is pursuing alternatives to CIBC’s sponsorship, including filing an application with the Canadian regulatory authorities for the formation of a loan company in Canada. The formation of its own loan company would eliminate the Company’s need for a third party financial institution sponsorship in Canada. The Company continues to negotiate with CIBC regarding other aspects of the parties’ commercial relationship which also do not expire until March of 2011.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe, and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: Our ability to establish a loan company to replace the need for sponsorship in Canada or the ability to establish an alternative sponsorship relationship to replace what we currently have with CIBC; and other risks described in our periodic filings with the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Payments Inc. (Registrant)

Date: June 21, 2010	By:	/s/ David E. Mangum
David E. Mangum Chief Financial Officer